SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [x]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Palmer Square Opportunistic Income Fund

(Name of Registrant as Specified in Its Charter)

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(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

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PALMER SQUARE OPPORTUNISTIC INCOME FUND

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, Kansas 66205

November 13, 2018

Dear Shareholder:

The Board of Trustees (the “Board”) of Palmer Square Opportunistic Income Fund (the “Fund”) has called a special meeting of the shareholders of the Fund to take place on December 17, 2018, at 10:00 a.m. Central Time at the Fund’s office located at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas, 66205 (the “Meeting”). The purpose of the Meeting is to ask shareholders to vote on the following items:

1.	Approval of a new investment advisory agreement between the Fund and Palmer Square Capital Management LLC (“Palmer Square”); and

2.	Any other matters that properly come before the meeting.

Palmer Square has served as the investment advisor of the Fund since the commencement of Fund operations in 2014. Currently, Palmer Square is majority-owned by Montage Investments, LLC, which is wholly-owned by the Bicknell Family Holding Company, LLC. The remainder of Palmer Square is currently owned by Christopher D. Long, Founder, CEO and President of Palmer Square and a portfolio manager of the Fund, and employees of Palmer Square. Mr. Long currently owns a greater than 25% interest in Palmer Square. On or about December 30, 2018, Mr. Long and Angie K. Long, Chief Investment Officer of Palmer Square and a portfolio manager of the Fund, will acquire through a wholly-owned entity the interest of Palmer Square currently held indirectly by the Bicknell Family Holding Company, LLC (the “Transaction”).

Under the Investment Company Act of 1940, as amended, the Transaction will result in an assignment and termination of the existing advisory agreement between Palmer Square and the Fund (the “Initial Agreement”). In anticipation of the Transaction and these related events, the Board of Trustees of the Trust approved an interim advisory agreement on October 17, 2018 (the “Interim Agreement”) which allows Palmer Square to continue to serve as the investment advisor to the Fund under terms substantially similar to those of the Initial Agreement. The Interim Agreement will be effective for 150 days from the date of the closing of the Transaction, unless approved by the shareholders of the Fund, in which case the Interim Agreement will become the new advisory agreement (the “New Agreement”) and will remain in effect for a two-year period.

To provide for continuity in the operation of the Fund, you are being asked to approve the New Agreement at the Meeting. Under the New Agreement, Palmer Square will provide investment advisory services to the Fund, subject to the oversight of the Board of Trustees, under terms that are substantially similar in all material respects to those of the existing agreement and for the same fees that are currently in effect. The Fund’s investment objectives and strategies will not change as a result of the completion of the Transaction or the approval of the New Agreement, and you will still own the same shares in the Fund.

After consideration of the proposal, the Board has unanimously approved the proposal. The Board of Trustees recommends that you vote FOR the proposal.

The Transaction and the proposal are discussed in detail in the enclosed Proxy Statement. We have also enclosed a notice of the Meeting. If you have received this mailing, you were a Fund shareholder of record as of the close of business on October 17, 2018, and you are entitled to vote at the Meeting and any adjournment of the Meeting.

Your vote is important. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board of Trustees, I thank you for your continued investment in the Palmer Square Opportunistic Income Fund.

Sincerely,

/s/ Christopher D. Long

Christopher D. Long, President

Palmer Square Opportunistic Income Fund

PALMER SQUARE OPPORTUNISTIC INCOME FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On December 17, 2018

A Special Meeting of Shareholders of the Palmer Square Opportunistic Income Fund (the “Fund”) will be held on December 17, 2018, at 10:00 a.m., Central Time, at the Fund’s office located at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas, 66205 (the “Meeting”). At the Meeting, we will ask the shareholders of the Fund to vote on:

1.	Approval of a new investment advisory agreement between the Fund and Palmer Square Capital Management LLC, and

2.	Any other matters that properly come before the meeting.

The Board of Trustees of the Fund has unanimously approved the proposal listed above. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL

Please read the accompanying Proxy Statement for a more complete discussion of the Proposal.

Shareholders of the Fund of record as of the close of business on October 17, 2018, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are invited to attend the Meeting. If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Fund, as promptly as possible. This is important for the purpose of ensuring a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Meeting.

By order of the Board of Trustees,

/s/ Christopher D. Long

Christopher D. Long, President

Palmer Square Opportunistic Income Fund

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the following proposal, and to transact any other business as may properly come before the Meeting or any adjournment or postponement thereof:

1.	To approve a new investment advisory agreement between the Palmer Square Opportunistic Income Fund (the “Fund”) and Palmer Square Capital Management LLC (“Palmer Square”).

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you owned shares of the Fund as of October 17, 2018 and have the right to vote on this very important proposal concerning your investment.

Q. Why are shareholders of the Fund being asked to approve a new investment advisory agreement?

A. Palmer Square has served as the investment advisor of the Fund since the commencement of Fund operations in 2014. Currently, Palmer Square is majority-owned by Montage Investments, LLC, a Kansas limited liability company, which is wholly-owned by the Bicknell Family Holding Company, LLC. The remainder of Palmer Square is currently owned by Christopher D. Long, Founder, CEO and President of Palmer Square and a portfolio manager of the Fund, and employees of Palmer Square. On or about December 30, 2018, Mr. Long and Angie K. Long, Chief Investment Officer of Palmer Square and a portfolio manager of the Fund, will acquire through a wholly-owned entity the interest of Palmer Square currently held indirectly by the Bicknell Family Holding Company, LLC (the “Transaction”). Mr. Long currently owns a greater than 25% interest in Palmer Square. After completion of the Transaction, Palmer Square will be entirely owned by Mr. and Mrs. Long (indirectly through the wholly-owned entity) and employees of Palmer Square.

Under the Investment Company Act of 1940, as amended, the Transaction will result in an assignment and termination of the Fund’s existing advisory agreement with Palmer Square (the “Initial Agreement”). The 1940 Act requires that a new advisory agreement be approved by the board of trustees and shareholders of a fund for it to become effective. In anticipation of the Transaction and these related events, the Board of Trustees of the Trust approved an interim advisory agreement on October 17, 2018 (the “Interim Agreement”) which allows Palmer Square to continue to serve as the investment advisor to the Fund under terms substantially similar to those of the Initial Agreement. The Interim Agreement will be effective for 150 days from the date of the closing of the Transaction, unless approved by the shareholders of the Fund, in which case the Interim Agreement will become the new advisory agreement (the “New Agreement”) and will remain in effect for a two-year period.

To provide for continuity in the operation of the Fund, the Board has determined that it is appropriate to seek shareholder approval of the New Agreement at a special meeting of shareholders of the Fund. Under the New Agreement, Palmer Square will continue to provide investment advisory services to the Fund, subject to the oversight of the Board of Trustees, under terms that are substantially similar in all material respects to those of the Initial Agreement. In addition, there will be no changes to the Fund’s advisory fee and expense limitation agreement that are currently in effect.

Q. How will the Transaction or the approval of the New Agreement affect me as a Fund Shareholder?

A. There will be no reduction in the nature or quality of the services provided to the Fund as a result of the Transaction. The Fund’s investment objectives and strategies will not change as a result of the completion of the Transaction or the approval of the New Agreement, and you will still own the same shares in the Fund. The provisions of the New Agreement are the same as those of the Initial Agreement in all material respects except for the new commencement date. The advisory fee rate will remain the same as under the Initial Agreement. If approved by the shareholders, the New Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The portfolio managers who have managed the Fund since its inception are expected to continue to manage the Fund under the New Agreement.

Q. Has the Board of Trustees approved the New Agreement for the Fund and how does the Board of Trustees recommend that I vote?

A. The Board of Trustees unanimously approved the New Agreement at a meeting held on October 17, 2018, and recommends that you vote FOR the proposal.

Q. What is the required vote to approve the proposal?

A. Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the Investment Company Act of 1940, as amended, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Additional Information About the Meeting

Q. Who will bear the costs related to this proxy solicitation?

A. Palmer Square has agreed to bear all such costs.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on October 17, 2018 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of the Fund, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas, 66205, on December 17, 2018, at 10:00 a.m. Central time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Internet: Access the website address printed on the enclosed proxy card(s) and follow the prompts;

By Telephone: Call the number printed on the enclosed proxy card(s) and follow the prompts;

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope; or

In Person: Attend the Meeting as described in the Proxy Statement.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. Who should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the Fund’s proxy information line at 1-855-643-7304. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

PROXY STATEMENT

Palmer Square Opportunistic Income Fund

The Board of Trustees (the “Board”) of Palmer Square Opportunistic Income Fund (the “Fund”) is sending this Proxy Statement to the shareholders of the Fund in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Fund (the “Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement is being mailed on or about November 13, 2018, to the shareholders of the Fund of record as of October 17, 2018 (the “Record Date”). The number of shares of the Fund outstanding on the Record Date was 7,195,289.067.

Shareholders of the Fund are entitled to one vote for each whole share held and fractional votes for fractional shares held on the Record Date. Information on shareholders who owned beneficially more than 5% of the shares of the Fund as of the Record Date is in Appendix A. To the knowledge of the Fund, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund as of the Record Date.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on December 17, 2018. This Proxy Statement is available on the Internet at www.proxyvote.com.

PROPOSAL 1 - TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

Palmer Square Capital Management LLC (“Palmer Square”) has served as the investment advisor of the Fund since the commencement of Fund operations in 2014. Currently, Palmer Square is majority-owned by Montage Investments, LLC, a Kansas limited liability company, which is wholly-owned by the Bicknell Family Holding Company, LLC. The remainder of Palmer Square is currently owned by Christopher D. Long, Founder, CEO and President of Palmer Square and a portfolio manager of the Fund, and employees of Palmer Square. On or about December 30, 2018, Mr. Long and Angie K. Long, Chief Investment Officer of Palmer Square and a portfolio manager of the Fund, will acquire through a wholly-owned entity the interest of Palmer Square currently held indirectly by the Bicknell Family Holding Company, LLC (the “Transaction”). Mr. Long currently owns a greater than 25% interest in Palmer Square. After completion of the Transaction, Palmer Square will be entirely owned by Mr. and Mrs. Long (indirectly through the wholly-owned entity) and employees of Palmer Square. Other than the change in ownership, the Transaction will not result in any material changes to Palmer Square’s operations. The Fund’s investment objectives and strategies will not change as a result of the completion of the Transaction or the approval of the New Agreement, and shareholders will own the same shares in the Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will automatically terminate Palmer Square’s current investment advisory agreement with the Fund (the “Initial Agreement”).

In anticipation of the Transaction and these related events, the Board approved an interim advisory agreement on October 17, 2018 (the “Interim Agreement”) which allows Palmer Square to continue to serve as the investment advisor to the Fund under terms substantially similar to those of the Initial Agreement. The Interim Agreement will be effective for 150 days from the date of the closing of the Transaction, unless approved by the shareholders of the Fund, in which case the Interim Agreement will become the New Agreement and will remain in effect for a two-year period. Under the New Agreement, Palmer Square will provide investment advisory services to the Fund, subject to the oversight of the Board, on terms that are substantially similar in all material respects to those of the Initial Agreement and for the same fees that are currently in effect.

The 1940 Act requires a new investment advisory agreement of a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company. Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory contract provided the advisory compensation paid during the interim period is no greater than the compensation paid under the previous advisory agreement, compensation earned under the new agreement is escrowed until shareholders approve the new agreement, and the investment company’s board of trustees, including a majority of the independent trustees, has approved the interim investment advisory agreement. Pursuant to Rule 15a-4, the Board has appointed Palmer Square to continue to serve as the investment adviser to the Fund (effective as of the date of the closing of the Transaction) during the interim period and is seeking to obtain approval of the New Agreement by the shareholders of the Fund. The Interim Agreement will terminate 150 days after its effective date unless it is approved by the shareholders of the Fund.

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

On October 17, 2018, the Board, a majority of which who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the 1940 Act, approved the New Agreement. A copy of the New Agreement is included as Appendix B to this Proxy Statement, and all references to the New Agreement are qualified by reference to Appendix B.

Board Consideration of New Agreement

The Board met in-person on October 17, 2018, to consider the terms of the New Agreement. At that meeting, the Board reviewed information regarding the Transaction and Palmer Square’s financial condition. The Board noted that no changes to the Fund’s advisory fee or expense cap were being proposed in connection with the Transaction. In addition, the Board noted that Palmer Square did not expect the Transaction to result in any changes to the day-to-day management of Palmer Square or the Fund, the advisory personnel responsible for managing the Fund, or the objectives or strategies of the Fund. The Board considered Palmer Square’s belief that it had the necessary resources to operate autonomously from Montage Investments, LLC and the Bicknell Family Holding Company, LLC. The Board also considered Palmer Square’s indication that it did not anticipate that the Transaction would result in any material changes to the information it previously presented to the Board in connection with the Board’s annual review of the Initial Agreement in August 2018.

Board Consideration of Initial Agreement

At its August 21, 2018 in-person meeting the Board considered a variety of matters in connection with the annual renewal of the Initial Agreement, including information about the Fund received from Palmer Square and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about Palmer Square’s financial condition, certain compliance policies and procedures, personnel providing services to the Fund and their compensation structure, cybersecurity policies and procedures, policies with respect to portfolio execution, reports comparing the performance of the Fund with returns of the Barclays U.S. Aggregate Bond Index and a group of comparable funds (the “Peer Group”) from Morningstar, Inc.’s Nontraditional Bond universe (the “Fund Universe”) for various periods ended June 30, 2018; and reports comparing the investment advisory fee and total expenses of the Fund with those of the funds in its Peer Group and Fund Universe. In considering the Fund’s performance and fees, the Board noted Palmer Square’s explanation that the Fund has a unique investment strategy, which makes construction of a meaningful peer group and selection of a benchmark index challenging; that the Fund had a relatively small asset size and short performance history; and that Palmer Square had waived a portion of its advisory fees to comply with its expense limitation commitments. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Initial Agreement. In addition, the Board considered information reviewed by the Board at other Board and Board committee meetings.

In approving the New Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

With respect to the performance results of the Fund, the materials the Board reviewed indicated that the total return of the Fund for the three-year period had outperformed the Barclays U.S. Aggregate Bond Index return by 2.78% and underperformed Peer Group and Fund Universe median returns by 0.37% and 1.34%, respectively. The Trustees observed that the Fund’s underperformance against the medians for the three-year period was primarily due to significant underperformance during the first quarter of 2016 and noted Palmer Square’s explanation that in January and February 2016 the Fund’s holdings in collateralized loan obligation debt had experienced significant downward price volatility, but in March 2016 that market began to recover. The materials also indicated that the total return of the Fund for the one-year period had outperformed the Index return by 5.97% and the Peer Group median return by 1.93%, and slightly underperformed the Fund Universe median return by 0.35%. With respect to the Fund Universe median return comparison, the Trustees noted the unique investment strategy of the Fund and the difficulty in identifying an appropriate Fund Universe for comparison.

The Board noted its familiarity with Palmer Square and considered the overall quality of services provided by Palmer Square to the Fund. In doing so, the Board considered Palmer Square’s specific responsibilities in all aspects of day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the day-to-day activities of the Fund. The Board also discussed the overall quality of Palmer Square’s organization and operations, the commitment of Palmer Square to the maintenance and growth of the Fund’s assets, and Palmer Square’s compliance structure and compliance procedures. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Palmer Square to the Fund were satisfactory.

With respect to the advisory fees and expenses paid by the Fund, the materials indicated that (i) the investment advisory fee (gross of fee waivers) was above the Peer Group and Fund Universe medians by 0.12% and 0.25%, respectively, and (ii) the total expenses paid (net of waivers) was below the Peer Group median by 0.15% and equal to the Fund Universe median. The Trustees noted, however, that the Fund’s average net assets were considerably smaller than the average net assets of funds in the Peer Group. The Trustees also noted that the Fund’s advisory fee is 0.50% lower than the advisory fee that Palmer Square charges for a private fund with a similar objective and policies as the Fund and 0.35%-0.50% higher than the advisory fee that Palmer Square charges for separately managed accounts with similar objectives and policies as the Fund. The Trustees observed, however, that management of mutual fund assets requires certain additional services, including compliance with certain requirements under the 1940 Act, that do not apply to Palmer Square’s separately managed accounts. The Trustees also considered Palmer Square’s management of the Fund’s unique investment strategy and interval fund structure. The Board and the Independent Trustees concluded that the compensation payable to Palmer Square under the Initial Agreement was fair and reasonable in light of the nature and quality of the services Palmer Square provides to the Fund and the Fund’s expenses were reasonable.

The Board also considered information relating to Palmer Square’s profits with respect to the Fund, noting that Palmer Square had waived a portion of its fees, and determined that the profit level was reasonable. The Board also considered the benefits received by Palmer Square as a result of Palmer Square’s relationship with the Fund (other than its receipt of investment advisory fees), including beneficial effects from the review by the Fund’s Chief Compliance Officer of Palmer Square’s compliance program, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although the Fund has no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to the Fund.

Conclusion

Based on its review, including its consideration of the fact that Palmer Square’s compensation under the proposed New Agreement is the same as its compensation under the Initial Agreement, the Board concluded that Palmer Square would have the capabilities, resources and personnel necessary to manage the Fund, and that in light of the services to be provided by Palmer Square to the Fund the compensation to be paid to it under the New Agreement is fair and reasonable, and that approval of the New Agreement is in the best interest of the Fund and its shareholders.

Information Regarding Palmer Square

Palmer Square Capital Management LLC, located at 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, Kansas 66205, is the investment advisor to the Fund. Palmer Square is registered as an investment advisor with the U.S. Securities and Exchange Commission. Currently, Palmer Square is majority-owned by Montage Investments, LLC, a Kansas limited liability company, which is wholly owned by the Bicknell Family Holding Company, LLC. The remainder of Palmer Square is currently owned by Christopher D. Long, Founder, CEO and President of Palmer Square and a portfolio manager of the Fund, and employees of Palmer Square. As of September 30, 2018, Palmer Square had approximately $7.5 billion under management.

The name and principal occupation of the principal executive officers of Palmer Square, located at 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, Kansas 66205, is listed below. Mr. Long serves as President and portfolio manager of the Fund. Mrs. Long serves as portfolio manager of the Fund. Mr. Betz serves as Chief Compliance Officer of the Fund.

Name	Principal Occupation/Title
Angie K. Long	Chief Investment Officer and Portfolio Manager
Christopher D. Long	CEO, President and Portfolio Manager
Scott Betz	Chief Operating Officer and Chief Compliance Officer

The following information was provided by Palmer Square regarding a private fund for which it serves as advisor that has investment objectives and investment strategies similar to those of the Fund.

Accounts/Fund	Fee Rate	Assets Advised by Palmer Square as of September 30, 2018
Opportunistic Credit Fund	1.50% fee; 10% incentive allocation above 5% hurdle	$314 million

Terms of the Interim/New Agreement

The terms of the Interim Agreement are substantially the same as the terms of the Initial Agreement, except that, as required under the 1940 Act, the Interim Agreement will terminate with respect to the Fund 150 days after its effective date unless the New Agreement is approved by a majority of the shareholders of the Fund, and compensation earned under the Interim Agreement will be escrowed until shareholders approve the New Agreement.

The terms of the New Agreement are substantially the same as the terms of the Initial Agreement. If approved by the shareholders of the Fund, the New Agreement would continue in force with respect to the Fund until two years after its effective date, unless sooner terminated as provided in the New Agreement. The New Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act). The New Agreement could be terminated by the Trust at any time with respect to the Fund without the payment of any penalty, upon giving Palmer Square 60 days’ notice, provided that such termination has been directed by the Board or by a vote of the holders of a majority of the voting securities of the Fund. The New Agreement could also be terminated by Palmer Square on 60 days’ written notice to the Fund.

Under the New Agreement, as under the Initial Agreement, Palmer Square would be entitled to annual fees of 1.00% of the average daily net assets of the Fund. In addition, Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses), do not exceed 1.50% of the average daily net assets of the Fund. This fee waiver agreement will remain in effect until December 1, 2019. Palmer Square is permitted to seek reimbursement from the Fund of previously waived fees or reimbursements to the Fund for three full fiscal years from the date fees were waived or Fund expenses were paid if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Palmer Square entered into the Initial Agreement effective as of August 28, 2014. The Initial Agreement was submitted to the initial shareholder of the Fund for the purpose of approving the agreement. The initial shareholder of the Fund approved the Initial Agreement on August 28, 2014. Pursuant to the Initial Agreement, for the fiscal year ended July 31, 2018, Palmer Square received advisory fees of $977,867 and waived $146,289 of its advisory fees.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment advisor or any affiliated person thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such advisor which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met:

First, for a two-year period following the transaction, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment advisor (or predecessor or successor advisor) or any interested person of any such advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The Trust is not aware of any circumstances relating to the Transaction that might result in the imposition of an “unfair burden” on the Fund as a result of the Transaction.

Second, during the three-year period immediately following the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” of the investment advisor or the predecessor investment advisor within the meaning of the 1940 Act. The Fund’s Board will satisfy this condition at the time of the Transaction.

Required Vote

Approval of the appointment of Palmer Square as investment advisor to the Fund will require the vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the Fund’s shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If the appointment of Palmer Square is not approved, the Board of Trustees will take appropriate action to ensure continuity of management of the Fund after reviewing the available alternatives, which may include approving another investment advisor, or the Board may liquidate the Fund.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE ADVISORY AGREEMENT BETWEEN THE FUND AND PALMER SQUARE.

Voting Procedures – How to Vote

This Proxy is being solicited by the Board of the Fund.

You can vote in one of four ways: (1) by telephone call to the toll free number listed on your Proxy voting card (to speak with a live agent to vote your shares, please call the toll-free number 855-643-7304); (2) by Internet (log on to the Internet website listed on your proxy card); (3) by mail (using the enclosed postage prepaid envelope); or (4) in person at the shareholder meeting scheduled to occur on December 17, 2018, at 10:00 a.m., Central Time, at the office of Palmer Square Capital Management LLC located at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

We encourage you to vote as soon as possible so we can reach the needed quorum for the vote and avoid the cost of additional solicitation efforts. Please refer to the enclosed Proxy voting card for instructions for voting by telephone, Internet or mail.

If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the Trust in writing, or by returning a Proxy with a later date. You also can revoke a Proxy by voting in person at the Meeting. Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

Proxy Solicitation

Palmer Square will bear the expenses incurred in connection with preparing this Proxy Statement. In addition to the solicitation of proxies by mail, officers of the Fund and officers and employees of Palmer Square, without additional compensation, may solicit proxies in person or by telephone. Broadridge Financial Solutions, Inc. has also been engaged to assist in the solicitation of proxies, at an estimated cost of $20,000. Palmer Square will pay all of the costs of the proxy solicitation by Broadridge Financial Solutions, Inc.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact the Fund at Palmer Square Opportunistic Income Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-866-933-9033.

Quorum and Adjournments

The presence in person or by proxy of one third of the outstanding shares of the Fund entitled to vote will constitute a quorum for the Meeting. The chairperson of the Meeting, the chairperson of the Board or any authorized officer of the Fund may adjourn the Meeting if a quorum is not present, sufficient votes are not received by the date of the Meeting, or for any other reason. The Fund will count all shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining a quorum.

The Fund will count the number of votes cast “for” approval of the proposal to determine whether sufficient affirmative votes have been cast with respect to the proposal. Because the proposal is expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Fund does not expect to receive broker non-votes. Assuming the presence of a quorum, abstentions have the effect of negative votes.

GENERAL INFORMATION

The principal executive offices of the Fund are located at 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, Kansas 66205. Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Fund’s co-administrator, and UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Fund’s other co- administrator and as the Fund’s transfer agent and fund accountant. The Fund’s principal underwriter is Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. UMB Bank National Association, 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Fund. Counsel to the Fund and the Independent Trustees is Morgan, Lewis & Bockius LLP, 300 South Grand Avenue, 22nd Floor, Los Angeles, California 90071.

The Fund will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Fund upon request. Requests for such reports should be directed to Palmer Square Opportunistic Income Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-866-933-9033.

Submission of Proposals for Next Meeting of Shareholders

The Fund does not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in a proxy statement and form of proxy card for the Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

Shareholder Communications with Board of Trustees

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Fund and sending the communication to 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, Kansas 66205. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund, and (iv) identify the number of shares held by the shareholder. The Secretary of the Fund may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

APPENDIX A

Shareholders Owning Beneficially or of Record More than 5%

of the Palmer Square Opportunistic Income Fund

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of October 17, 2018
Charles Schwab & Co. Inc. Attn: Mutual Funds San Francisco, CA 94105	3,504,867.646	48.74%

APPENDIX B

INVESTMENT ADVISORY AGREEMENT
BETWEEN
PALMER SQUARE OPPORTUNISTIC INCOME FUND

AND

Palmer Square Capital Management llc

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of ______ , 20__, between Palmer Square Opportunistic Income Fund, a Delaware statutory trust (the “Fund”) and Palmer Square Capital Management LLC, a Delaware Limited Liability Company (the “Advisor”).

WHEREAS, the Advisor has agreed to furnish investment advisory services to the Fund, which is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

Duties and Obligations of the Advisor with Respect to Investment of Assets of The Fund.

(a) Subject to the succeeding provisions of this section and subject to the direction and control of the Fund’s Board of Trustees (the “Board”), the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; (iv) keep the Board fully informed with regard to the Fund’s investment performance and investment mandate compliance; and (v) furnish the Board with such other documents and information as the Board may from time to time reasonably request.

(b) In performing its duties under this Section 2 with respect to the Fund, the Advisor may choose to delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisors. If the Advisor chooses to do so, such delegation may include but is not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-advisor; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Fund and approved in a manner consistent with the 1940 Act and provided, further, that no such delegation shall relieve the Advisor from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and to applicable law. If the Advisor delegates any of its duties and obligations under this Agreement with respect to the Fund to one or more investment sub-advisors, then subject to the requirements of the 1940 Act the Advisor shall have (i) overall supervisory responsibility for the general management and investment of the Fund’s assets; (ii) full discretion to select new or additional investment sub-advisors for the Fund; (iii) full discretion to enter into and materially modify existing sub-advisory agreements with investment sub-advisors; (iv) full discretion to terminate and replace any investment sub-advisor; and (v) full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by an investment sub-advisor. In connection with the Advisor’s responsibilities with respect to any sub-adviser to the Fund, the Advisor shall (x) assess the Fund’s investment focus and investment strategy for the sub-advised portfolio of the Fund; (y) perform diligence on and monitor the investment performance and adherence to compliance procedures of each investment sub-advisor providing services to the Fund; and (z) seek to implement decisions with respect to the allocation and reallocation of the Fund’s assets among one or more current or additional investment sub-advisors from time to time, as the Advisor deems appropriate, to enable the Fund to achieve its investment goals. In addition, the Advisor shall monitor compliance by each investment sub-advisor of the Fund with the investment objectives, policies and restrictions of the Fund, and review and periodically report to the Board of Trustees of the Fund on the performance of each investment sub-advisor.

Covenants. In the performance of its duties under this Agreement, the Advisor:

shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in its Registration Statement on Form N-2; and (v) compliance policies and procedures of the Fund adopted by the Board of Trustees of the Fund;

will, with respect to the Fund’s assets not managed by an investment sub-advisor, place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will the Fund’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld when the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement;

will supply such information to the Fund’s co-administrators and permit such compliance inspections by the Fund’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board of Trustees, including without limitation full copies of all letters received by the Advisor during the term of this Agreement from the staff of the U.S. Securities and Exchange Commission regarding its examination of the activities of the Advisor; and

will use its best efforts to assist the Fund in implementing the Fund’s disclosure controls and procedures, and will from time to time provide the Fund a written assessment of its compliance policies and procedures that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations pursuant to Rule 38a-1 under the 1940 Act.

Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Fund will not object to the Advisor maintaining copies of any such records, including the performance records of the Fund, and will not object to the Advisor using such performance records to promote its services to other accounts, including other fund accounts.

Agency Cross and Rule 17a-7 Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. The Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This prohibition exists because when the Advisor makes an investment decision on behalf of an advisory client (in contrast to a brokerage client that makes its own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Fund authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account, provided that the Advisor agrees that it will not arrange purchases or sales of securities between the Fund and an Account advised by the Advisor unless (a) the purchase or sale is in accordance with applicable law (including Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Advisor determines that the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board of Trustees has approved these types of transactions. The Fund may revoke its consent at any time by written notice to the Advisor.

Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by the Advisor incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a) The Fund shall pay (i) fees payable to the Advisor pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) initial organizational and offering expenses, fees and expenses (including legal fees) relating to issuing, registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Fund’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisors); (vii) legal and accounting expenses, including costs for local representation in the Funds jurisdiction of organization and fees and expenses of special counsel, if any, for the Fund’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Fund; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Fund and the Advisor); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders and prospective shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Fund’s chief compliance officer and any employees of the Fund; (xxii) audit fees; (xxiii) fees and expenses in connection with repurchase offers and any repurchases of Fund shares; and (xxiv) the Fund’s share of litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Fund’s obligation to indemnify others; and

(b) the Advisor shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisors.

Compensation of the Advisor. Subject to paragraph 10(b), the Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor pursuant to this Agreement, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Advisor under this Agreement will be reduced to the extent required by any expense limitation agreement. The Advisor may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.

Advisor’s Liability. The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the co-administrators or the Fund or another third party for inclusion therein. The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

Duration and Termination.

(a) This Agreement shall become effective with respect to the Fund as of the date hereof and shall terminate with respect to the Fund 150 days after such effective date unless it has been approved by a majority of the Fund’s shareholders prior to such termination date (such period preceding such termination or Fund shareholder approval, the “Interim Period”). If so approved, then unless sooner terminated with respect to the Fund as provided herein, this Agreement shall continue in effect with respect to the Fund until the second anniversary hereof. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided that such continuance is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (ii) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(b) During the Interim Period, the compensation earned under this Agreement will be held in an interest-bearing escrow account with the Fund's custodian. If a majority of the Fund's outstanding voting securities approve this Agreement with respect to the Fund by the end of the 150-day period following the effective date of this Agreement, the amount in such escrow account (including interest earned) will be paid to the Advisor. If a majority of the Fund’s outstanding voting securities do not approve this Agreement during such 150-day period, the Advisor will be paid, out of the escrow account, the lesser of (i) any costs incurred by the Advisor in performing its duties pursuant to this Agreement with respect to the Fund during the Interim Period (plus interest earned on that amount while in escrow), and (ii) the total amount in the escrow account (plus interest earned).

(c) This Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Fund shall be directed or approved (x) by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or (y) by the Advisor on 60 days’ written notice (which notice may be waived by the Fund). Notwithstanding the foregoing, during the Interim Period the Board or a majority of the outstanding voting securities of the Fund may terminate this Agreement at any time, without the payment of any penalty, on ten days’ written notice to the Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

Use of the Names of the Fund. The Advisor has consented to the use by the Fund of the name or identifying word “Palmer Square” in the name of the Fund. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Fund. The name or identifying word “Palmer Square” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require the Fund to cease using “Palmer Square” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor.

Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Fund’s Agreement and Declaration of Trust, as amended (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Fund on behalf of the Fund as trustee, and not individually, and, as provided in the Fund’s Agreement and Declaration of Trust, the obligations of the Fund are not binding on the Fund’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, or the particular series in question, as the case may be. Further, the liabilities and obligations of any series of the Fund shall be enforceable only against the assets belonging to such series, and not against the assets of any other series.

Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

***Signature Page Follows***

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE FUND: PALMER SQUARE OPPORTUNISTIC INCOME FUND

By:
Name:
Title:

THE ADVISOR: PALMER SQUARE CAPITAL MANAGEMENT LLC

By:
Name:
Title:

Appendix A

TO INVESTMENT ADVISORY AGREEMENT
BETWEEN
PALMER SQUARE OPPORTUNISTIC INCOME FUND

AND

Palmer Square Capital Management llc

Fund/Class	Advisor Fee	Effective Date
Palmer Square Opportunistic Income Fund	1.00%	_______, 20__

PALMER SQUARE CAPITAL MANAGEMENT®

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52477-S77493

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
1. Approval of a new investment advisory agreement between the Fund and Palmer Square Capital Management LLC.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date